Other Assets	12 Months Ended
Dec. 31, 2017
Other Assets
Other Assets

5. Other assets

The other assets consist mainly of prepaid assets (EUR 0.5 million; previous year: EUR 0.7 million) and deferred costs for equity procurement measures (EUR 0.9 million, previous year: EUR 0) in connection with the admission to listing on the NASDAQ Stock Exchange on 13 February 2018, which were offset with the capital reserve on the listing date.

No individual value adjustments were applied during the reporting year nor in 2016 or 2015.

Prepaid assets of 0.7 million, which were reported as other financial assets in the previous year, were reclassified to other assets in order to conform to the current year presentation of the balance sheet.